UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 15, 2005


                          HCC INSURANCE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 001-13790               76-0336636
------------------------------- ------------------- ---------------------------

 (State or other jurisdiction    (Commission File         (IRS Employer
      of incorporation)              Number)           Identification No.)




         13403 Northwest Freeway
              Houston, Texas                    77040-6094
------------------------------------------- -------------------
 (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (713) 690-7300


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                  ---------------------------------------------

Item 2.02. Results of Operations and Financial Condition.

         On February 15, 2005, HCC Insurance Holdings, Inc. announced its results for the Fourth Quarter of 2004 and for the full year ended December 31, 2004. A press release setting forth the announcement is furnished as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits


No.             Exhibit
--------------- -------------------------------------------------
99.1            Earnings Press Release dated February 15, 2005



         The information contained herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HCC INSURANCE HOLDINGS, INC.

Date:  February 15, 2005
                                      By:   /s/ CHRISTOPHER L. MARTIN
                                         ------------------------------------
                                              Christopher L. Martin,
                                              Executive Vice President and
                                              General Counsel

                                  EXHIBIT INDEX


No.             Exhibit
--------------- -----------------------------------------------
99.1            Earnings Press Release dated February 15, 2005